JANUARY 2016 Company Presentation Exhibit 99.2

Forward-Looking Statements Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as amended (“Exchange Act”), including, without limitation,  statements regarding our outlook for financial performance, sales force growth, clinical studies, approval of new products and indications and the receipt of reimbursement. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Securities Act and the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including those risks and uncertainties discussed under “Risk Factors” in our 10-K filing dated March 11, 2015 and subsequent quarterly filings with the SEC. All information in this presentation is as of the date of this presentation, and we undertake no duty to update this information unless required by law.

Our Focus Chronic Sinusitis 30M+ Patients in US Our Solutions Local, Sustained Drug Delivery via Dissolvable Implants Improving Quality of Life for Ear, Nose and Throat Patients

Chronic Sinusitis Today Oral Steroids Sprays, Nebulizers, Irrigations DEBILITATING AND COSTLY CONDITION Sinus Packing There Is a Better Way

Challenges Across the Continuum of Care to Create and Maintain Sinus Patency, Treat Inflammation and Deliver Steroid Safely and Effectively CS Treatment Pathway Oral Steroids Reduce Inflammation but Can Cause Side Effects MEDICATION TO TREAT Surgery Opens Pathways but Can Result in Post-Operative Scarring and Inflammation SURGERY TO OPEN (FESS) Within One Year, 64% Symptom Recurrence and 10% Revision Surgery MANAGEMENT TO MAINTAIN

Mechanical Spacing and Local Drug Delivery via Bioabsorbable Implant Technology Portfolio Across Continuum of Care NOVA and RESOLVE are investigational and not currently available for sale in the United States. The implants are limited by federal (or United States) law to investigational use only. PRIMARY CS Office RECURRENT CS Office FESS Surgery NOVA RESOLVE PROPEL Customized to Needs of Disease Progression

Large US Market Opportunity PATIENTS 800K 540K 635K SIZE $1.1B $830M $1.3B $3B+ in US NOVA and RESOLVE are investigational and not currently available for sale in the United States. The implants are limited by federal (or United States) law to investigational use only. PRIMARY CS Office RECURRENT CS Office FESS Surgery NOVA RESOLVE PROPEL

Intersect ENT Opportunity LARGE MARKET $3B+ TAM in US UNIQUE PRODUCTS 1st and Only Drug Releasing Implants in ENT PRODUCT PIPELINE In-Office Products to Serve Continuum of Care COMMERCIAL GROWTH 2015 Preliminary Revenue Growth 60% over 2014 *Preliminary estimate based on currently available information.  Has not been audited or reviewed by our independent registered public accounting firm and is subject to quarter-end closing adjustments, and actual results may differ. REVENUE ($M) $5.9 $17.9 $38.6 $61.4-$61.6M*

Two Commercial Products 1st Drug Releasing Implants for Chronic Sinusitis Patients Only PMA Approval for CS Patients ~ 100,000 Patients to Date IMPROVING SURGICAL OUTCOMES Reduced Inflammation, Scarring and Need for Additional Surgery and Oral Steroids

PROPEL / PROPEL MINI How It Works Advanced into Surgically Enlarged Sinus Cavity OPENS Self-Expanding Implant Conforms to and Holds Open Sinus DELIVERS Sustained, Targeted Delivery of Steroid Over 30 Days MAINTAINS Opening by Reducing Post-Operative Inflammation and Scarring ETHMOID SINUS

PROPEL Clinically Proven Surgical Outcomes 3 Prospective Trials, 200+ Patients Only Device Used in Sinus Surgery Backed by Level 1a Evidence Reduction in Post-Operative Medical and Surgical Interventions Meta-Analysis of Two Prospective, Multicenter, Randomized, Controlled, Double-Blind Studies POST-OPERATIVE INTERVENTION p=0.0008 35% INFLAMMATION (POLYPOSIS) p<0.0001 46% NEED FOR ORAL STEROIDS p=0.0023 40% SCARRING (ADHESIONS) p=0.0013 70% Meta-analysis: Han JK, Marple BF, Smith TL et al. Int Forum Allergy Rhinol, Vol. 2, No. 4, July/August 2012

2015 SUCCESS OUR MARKET $61.4 - $61.6M* Revenue 60% Growth YoY 74 Territories (42% YoY) 7,500 Target ENTs ~540,000 Surgeries PROPEL Commercial Opportunity 4 Years 30% Penetration HOUSTON 1 Year 6% Penetration KANSAS 4 Years 50% Penetration NEW YORK CITY 1½ Years 8% Penetration ALABAMA 25% of ENTs <10% of Patients PENETRATION* Early in Adoption Cycle Adoption Rates Differ Across U.S. *Preliminary estimate based on currently available information.  Has not been audited or reviewed by our independent registered public accounting firm and is subject to quarter-end closing adjustments, and actual results may differ.

PROPEL Physician Adoption Selective Use More severe patients, polyps Cost sensitive environment Broad Use Value clinical benefits across majority of patients Early tech adopters Key Drivers to Expand PROPEL Usage Peer to Peer Education Market Development Approval of Frontal Indication New Reimbursement Tools & Support

PROPEL

FESS: Well-Reimbursed Procedure

- FESS performed in Hospital Outpatient (70%) or ASC (30%) settings
- PROPEL Sales Mix ~80% Hospital and ~20% ASC

AVERAGE FESS REIMBURSEMENT*



ASC
HOSPITAL
$16,000
$12,000
$8,000
$4,000
$0
2013
2014
2015
2016
~$14,500
~50% increase in past 3 years

*Rates depicted assume a surgical case including bilateral endoscopic procedures on ethmoid, maxillary and frontal sinuses. Commercial payor rates are calculated as 135% of National Medicare average payment rates for the same procedure mix. Commercial payor rates may or may not directly correlate to Medicare rates, and may be higher or lower than Medicare rates based on the contract negotiated between the provider and the payor. [Source: Avalere Health Analysis of American Hospital Association Annual Survey Data, 2011, for community hospitals.]

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PROPEL

Product Cost Offset by Clinical and Economic Value



Drugs
Repair of Turbinate Lateralization
Surgical Adhesion Lysis
Polypectomy
Revision Surgery
PROPEL

Cost Effectiveness Study

Placement of PROPEL following FESS **"is a cost-effective intervention for preventing a postoperative intervention within 60 days after surgery."**[1]

Budget Impact Model

Use of PROPEL is **"expected to save the plan money"** via reduced HC utilization, despite the upfront device cost[2]

Focus on Higher Quality of Care with Lower Overall Cost

[1]Rudmik L and Smith TL. Economic Evaluation of a Steroid-Eluting Sinus Implant following Endoscopic Sinus Surgery for Chronic Rhinosinusitis. Otolaryngol Head Neck Surg. 2014 May 5;151(2):359-366.

[2]Rudmik L, Mallow P, Swetha, P and Rizzo, J. Budget Impact Analysis of Bioabsorbable Drug Eluting Sinus Implants for Endoscopic Sinus Surgery; International Society of Pharmocoeconomics Outcomes and Research, 2015.

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PROPEL MINI Expanding Indications FRONTAL SINUS Seeking Expanded Indication for Placement in Frontal Sinus 25-30% of Sinus Surgeries UPDATE 38% Reduction in Post-Operative Medical and Surgical Interventions Demonstrated in PROGRESS 80 Patient Prospective, Randomized, Blinded, Multi-Center Trial Met Primary Endpoint PMA-s Filed Sept. 2015 PROPEL mini for frontal indication is an investigational device. Limited by Federal (or United States) law to investigational use. Data on file at Company.

In-Office Solutions FESS Surgery PRIMARY CS Office NOVA RECURRENT CS Office RESOLVE PROPEL MEDICATION TO TREAT MANAGEMENT TO MAINTAIN SURGERY TO OPEN *NOVA and RESOLVE are in clinical development and have not been approved for commercial sale

RESOLVE How It Works Investigational Drug Only. Not approved for sale in U.S. Patients Who Have Had Prior Surgery Dilates Obstructed Cavity Delivers~4x Steroid (vs. PROPEL) Over 90 Days Regulatory Path: NDA Less Invasive, More Cost Effective vs. Revision Surgery IN-OFFICE TREATMENT FOR RECURRENT CRS/POLYPS Ethmoid Sinus Pre-implant Immediately Post-implant 6 Weeks Post-implant ETHMOID SINUS

RESOLVE

Promising Results

Reduction in Polyp Burden and Patient Symptoms

Prospective, Multicenter, Randomized, Controlled, Blinded 100 Patient Study

THREE TRIALS COMPLETE

- Pilot (12), PK Study (5), RESOLVE (100)
- RESOLVE: Enrolled Patients Indicated for Revision Surgery
- At Six Months, **Control Pts 3.6x Higher Risk** of Remaining Indicated for Revision Surgery Than Treated Pts


CHANGE IN
BILATERAL POLYP GRADE
0
-0.2
-0.4
-0.6
-0.8
-1
Treatment
Control
p<0.05


CHANGE IN OBSTRUCTION/
CONGESTION SCORE
All pts (n=100)
≥ Grade 2 polyps (n=74)
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
p = ns
p<0.05

Change from Baseline in Endoscopic and Symptom Scores vs. Sham Procedure.
Format modified from Han JK, Forwith KD, Smith TL, et al. *RESOLVE: a randomized, controlled, blinded study of bioabsorbable steroid releasing sinus implants for in-office treatment of recurrent sinonasal polyposis.* Int Forum Allergy Rhinol. 2014;4:861-870.

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NOVA How It Works Investigational Device Only. Not approved for sale in U.S. Primary (Including Post Dilation) or Revision Patients Hourglass Shape to Maximize Tissue Apposition and Support Regulatory Pathway: PMA-s PROGRESS Nova Trial Commenced July 2015 in Frontal Sinus IN-OFFICE or SURGICAL SOLUTION FRONTAL AND MAXILLARY SINUSES Frontal Placement Maxillary Placement

Industry Landscape We Are a Unique Solution – Complementary to Other Technologies STEROIDS SURGICAL TOOLS / SUPPLIES

Multiple Barriers to Entry REGULATORY Only Drug Releasing Implants in ENT Two PMA Approvals RESOLVE: NDA Pathway R&D / MANUFACTURING 50,000 ft2 Facility in Menlo Park, CA Specialized Capabilities in Bioabsorbable DES Robust Quality System INTELLECTUAL PROPERTY 59 Issued Patents 37 Pending Patents Covers Sinus Delivery of Drug Releasing Implants CLINICAL Level 1a Evidence Award Winning Clinical Science 15 Peer-Reviewed Publications

Outlook: Clinical Milestones NOVA RESOLVE PROPEL 2015 2016 2017 2018 PROPEL mini Frontal Approval PMA-s Approval (Frontal) Frontal PMA-s Submitted NDA Approval RESOLVE II Enrollment PROGRESS Nova Enrollment

Emerging Opportunity Outside the US



~450K FESS / Year
~540K FESS / Year
~250K FESS / Year

ATTRACTIVE MARKET OPPORTUNITIES

- Targeting 4-6 Large Markets in Europe and Asia Pacific
- PROPEL Has CE Mark Approval

DEVELOPING MARKET COMMERCIALIZATION PLANS

- Regulatory Pathways (Especially China, Japan)
- KOL Support
- Reimbursement Activities
- Market Entry Strategy

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Experienced Leadership MANAGEMENT TEAM LISA EARNHARDT President & CEO RICH KAUFMAN COO, SVP R&D & Operations JERI HILLEMAN CFO ROB BINNEY VP Sales SUSAN STIMSON VP Marketing JAMES STAMBAUGH VP Clinical Affairs AMY WOLBECK VP Regulatory Affairs & Quality CHAS McKHANN Chief Commercial Officer EXPERIENCE INCLUDES

Intersect ENT Opportunity LARGE MARKET $3B+ TAM in US UNIQUE PRODUCTS 1st and Only Drug Releasing Implants in ENT PRODUCT PIPELINE In-Office Products to Serve Continuum of Care COMMERCIAL GROWTH *Preliminary estimate based on currently available information.  Has not been audited or reviewed by our independent registered public accounting firm and is subject to quarter-end closing adjustments, and actual results may differ. REVENUE ($M) $5.9 $17.9 $38.6 $61.4-$61.6M* 2016 Outlook - 30% growth Guidance $78-$80M

$3B+ US Market 1st and ONLY Drug Releasing Implants in ENT PORTFOLIO to Treat Continuum of Care TRACK RECORD Strong Revenue Growth & GMs

NASDAQ: XENT